                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2002

                          METROPOLITAN FINANCIAL CORP.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Ohio                       000-21553                34-1109469
           ----                       ---------                ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
Incorporation of Organization)       File Number)          Identification No.)

                 22901 Millcreek Blvd. Highland Hills, OH 44122
               (Address of Principal Executive Offices) (Zip Code)

                                 (216) 206-6000
              (Registrant's Telephone Number, Including Area Code)

     ITEM 5. OTHER EVENTS

     On October 23, 2002 Metropolitan Financial Corp. ("Metropolitan") entered into an Agreement and Plan of Merger ("Agreement") with Sky Financial Group, Inc. ("Sky Financial"), an Ohio bank holding company. Pursuant to the Agreement, Metropolitan will merge with and into Sky Financial, and Metropolitan Bank and Trust, a wholly-owned subsidiary of Metropolitan, will subsequently merge with and into Sky Bank, Sky Financial's commercial banking affiliate. A copy of the Agreement is filed herewith as Exhibit 2.1 and a copy of the press release making such announcement is filed herewith as Exhibit 99.1.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

     (c)       Exhibits
               --------

               2.1 Agreement and Plan of Merger dated October 23, 2002, by and between Metropolitan Financial Corp. and Sky Financial Group, Inc.

               99.1 October 24, 2002 press release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METROPOLITAN FINANCIAL CORP.



                                        By: /s/ Kenneth T. Koehler
                                           -------------------------------------
                                            Kenneth T. Koehler,
                                            President & Chief Executive Officer
                                            (on behalf of the Registrant)


                                        By: /s/ Marcus Faust
                                           -------------------------------------
                                            Marcus Faust,
                                            Executive Vice President & Chief
                                            Financial Officer

                                        By: /s/ Timothy W. Esson
                                           -------------------------------------
                                            Timothy W. Esson,
                                            Vice President-Finance for the Bank
                                            (as Principal Accounting Officer)


                                            Date: October 24, 2002

                                  EXHIBIT INDEX



         Exhibit Number       Exhibit Description
         --------------       -------------------

               2.1            Agreement and Plan of Merger dated October 23,
                              2002 by and between Metropolitan Financial Corp.
                              and Sky Financial Group, Inc.

               99.1           Press Release dated October 24, 2002

